                                                               Exhibit (a)(1)(P)

                             LETTER OF TRANSMITTAL

                                       TO
                         TENDER SHARES OF COMMON STOCK
            (INCLUDING THE RELATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                          WILLAMETTE INDUSTRIES, INC.

                                       AT

                              $55.50 NET PER SHARE
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 29, 2000,
                    THE SUPPLEMENT THERETO DATED MAY 7, 2001
            AND THE SECOND SUPPLEMENT THERETO DATED JANUARY 28, 2002

                                       BY

                            COMPANY HOLDINGS, INC.,

                          A WHOLLY OWNED SUBSIDIARY OF

                              WEYERHAEUSER COMPANY
        ---------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON FRIDAY, FEBRUARY 8, 2002, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

        BY MAIL:              BY HAND:          BY OVERNIGHT
                                                 DELIVERY:

        EquiServe            EquiServe           EquiServe
    Corporate Actions      c/o Securities    Corporate Actions
       Department           Transfer and         Department
     P.O. Box 842010         Reporting         40 Campanelli
  Boston, MA 02284-2010    Services, Inc.          Drive
                          Attn: Corporate      Braintree, MA
                         Actions Department        02184
                            100 William
                          Street, Galleria
                         New York, NY 10038

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    SHAREHOLDERS WHO HAVE ALREADY TENDERED SHARES PURSUANT TO THE OFFER USING THE PREVIOUSLY DISTRIBUTED (BLUE) OR (PINK) LETTERS OF TRANSMITTAL OR (YELLOW) OR (GREY) NOTICES OF GUARANTEED DELIVERY NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER IF SHARES ARE ACCEPTED FOR PAYMENT AND PAID FOR BY THE PURCHASER PURSUANT TO THE OFFER, EXCEPT AS MAY BE REQUIRED BY THE GUARANTEED DELIVERY PROCEDURE, IF SUCH PROCEDURE WAS UTILIZED.

-------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE                         SHARES TENDERED
                        CERTIFICATE(S))                                   (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER OF
                                                                                       SHARES REPRESENTED
                                                                   SHARE CERTIFICATE        BY SHARE         NUMBER OF SHARES
                                                                      NUMBER(S)*         CERTIFICATE(S)*        TENDERED**
                                                                  -------------------------------------------------------------
                                                                        ------------------------------------------------

                                                                        ------------------------------------------------

                                                                        ------------------------------------------------

                                                                        ------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL SHARES

-------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF RIGHTS TENDERED
--------------------------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON RIGHTS                         RIGHTS TENDERED
                         CERTIFICATE(S))                                   (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL NUMBER OF
                                                                       CERTIFICATE      RIGHTS REPRESENTED    NUMBER OF RIGHTS
                                                                       NUMBER(S)+*      BY CERTIFICATE(S)*       TENDERED**
                                                                   -------------------------------------------------------------
                                                                         ------------------------------------------------

                                                                         ------------------------------------------------

                                                                         ------------------------------------------------

                                                                         ------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RIGHTS

--------------------------------------------------------------------------------------------------------------------------------
+  If the tendered Rights are represented by separate Rights Certificates, list the certificate numbers of such Rights
   Certificates. Shareholders tendering Rights that are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.
 *  Need not be completed if transfer is made by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction 4.

--------------------------------------------------------------------------------------------------------------------------------

    This revised Letter of Transmittal or the previously circulated (blue) or
(pink) Letters of Transmittal is to be used either if (a) certificates for Shares and/or Rights (each as defined below) are to be forwarded herewith or
(b) unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase).

    DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    IF ANY OF THE CERTIFICATES REPRESENTING SHARES OR RIGHTS THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

    Holders of Shares are required to tender one Right (as defined below) for each Share tendered to effect a valid tender of such Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date of the Offer, a tender of Shares also constitutes a tender of the related Rights. If, however, pursuant to the Rights Agreement (as defined below) or otherwise, the Distribution Date does occur and separate certificates ("Rights Certificates") have been distributed by the Company (as defined below) to holders of Shares prior to the date of tender pursuant to the Offer (as defined below), Rights Certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered, or if available, a Book-Entry Confirmation must be received with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered pursuant to the Offer, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending on the later of (1) three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery and (2) three business days after the date such Rights Certificates are distributed. An "NYSE trading day" is a day on which the New York Stock Exchange is open for business. The Purchaser reserves the right to require that it receive such Rights Certificates, or a Book-Entry Confirmation, if available, prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

    Holders whose certificates for Shares ("Share Certificates") and, if applicable, Rights Certificates, are not immediately available (including if the Distribution Date has occurred but Rights Certificates have not yet been distributed by the Company) or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and/or Rights, and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares and Rights in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ /  CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________
    Account Number at Book-Entry Transfer Facility _____________________________ Transaction Code Number ____________________________________________________
/ /  CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED PURSUANT TO
    A NOTICE OF GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution that Guaranteed Delivery _______________________________ If delivered by Book-Entry Transfer check box: / /

    Name of Tendering Institution ______________________________________________
    Account Number at Book-Entry Transfer Facility _____________________________ Transaction Code Number ____________________________________________________

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                              INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Company Holdings, Inc., a Washington corporation (the "Purchaser") and a wholly owned subsidiary of Weyerhaeuser Company, a Washington corporation ("Weyerhaeuser" or "Parent"), (1) the above-described shares of common stock, par value $0.50 per share (the "Shares"), of Willamette Industries, Inc., an Oregon corporation ("Willamette " or the "Company"), and (2) unless and until validly redeemed by the Board of Directors of Willamette, the related rights to purchase shares of Series B Junior Participating Preferred Stock of Willamette (the "Rights") issued pursuant to the Rights Agreement, dated as of February 25, 2000 by and between Willamette and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (the "Rights Agreement"), at a price of $55.50 per Share, net to the seller in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated November 29, 2000 (as amended and supplemented, the "Offer to Purchase"), the supplement thereto dated May 7, 2001 (the "First Supplement"), the second supplement thereto dated January 28, 2002 (the "Second Supplement") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references herein to the Shares shall be deemed to include the related Rights, and all references to the Rights include the benefits that may inure to holders of the Rights pursuant to the Rights Agreement.

    Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after November 28, 2000) and irrevocably constitutes and appoints First Chicago Trust Company of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and Rights (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares and Rights (and any such other Shares or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares and Rights (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

    The undersigned understands that, unless the Rights are redeemed prior to the expiration of the Offer, shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. The undersigned understands that if the Distribution Date has occurred and Rights Certificates have been distributed to holders of Shares prior to the date of tender pursuant to the Offer, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered herewith, the undersigned agrees hereby to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within a period ending on the later of (1) three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery and (2) three business days after the date such Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive such Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

    The undersigned hereby irrevocably appoints Robert A. Dowdy and Claire S. Grace, or either of them, and any other individual designated by either of them or the Purchaser, and each of them individually, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Willamette's shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares and Rights tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after November 28, 2000) that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares and Rights as provided in the Offer to Purchase. This proxy is coupled with an interest in the Shares and Rights tendered hereby and is irrevocable and is granted in consideration of the acceptance for payment of such Shares and Rights in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and Rights (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned. The undersigned acknowledges that in order for Shares and Rights to be deemed validly tendered, immediately upon the acceptance for payment of such Shares and Rights, the Purchaser and the Purchaser's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares and Rights.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and Rights (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after November 28, 2000) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any such other Shares or other securities or rights).

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of Shares and Rights pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares or Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares or Rights so tendered.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and Rights accepted for payment are/is to be issued in the name of someone other than the undersigned.

  Issue  / / Check

        / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights accepted for payment are/is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

  Mail  / / Check

       / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

-----------------------------------------------------

                                   SIGN HERE
       (ALSO COMPLETE SUBSTITUTE FORM W-9 ON THE OTHER SIDE OF THIS FORM)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          (Signature(s) of Holder(s))

Dated ________________________

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares and Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (Full Title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone No. ____________________________________________

Employer Identification or Social Security No. _________________________________
                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                 (Please Print)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone No. ____________________________________________

Dated ________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (1) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of such Shares or Rights) of Shares or Rights tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (2) such Shares and/or Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if (a) Share Certificates and/or Rights Certificates are to be forwarded herewith or (b) unless an Agent's Message (as defined below) is utilized, if delivery of Shares and/or Rights (if available) is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a holder validly to tender Shares or Rights pursuant to the Offer, either (1) on or prior to the Expiration Date, (a) Share Certificates representing tendered Shares and, prior to the Distribution Date, Rights, must be received by the Depositary at one of its addresses set forth herein, or such Shares and Rights must be tendered pursuant to the book-entry transfer procedures set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary, (b) this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Shares and/or Rights, must be received by the Depositary at one of such addresses and (c) any other documents required by this Letter of Transmittal must be received by the Depositary at one of such addresses or (2) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase. If a Distribution Date has occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date on which such Rights Certificates are distributed.

    "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares or Rights that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES, RIGHTS CERTIFICATES (IF APPLICABLE), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. SHARES AND RIGHTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares and Rights for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares and Rights that are to be tendered in the box entitled "Number of Shares Tendered" and "Number of Rights Tendered", respectively. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares and Rights tendered herewith. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

    If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered holder(s) of the Shares or Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required with respect to such Shares or Rights unless payment is to be made to, or certificates for Shares or Rights not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If the certificates for Shares or Rights are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares or Rights not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1.

    6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares and/or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. WAIVER OF CONDITIONS. Subject to the terms of the Agreement and Plan of Merger, dated as of January 28, 2002, among Weyerhaeuser, the Purchaser and Willamette, Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, at any time and from time to time, in the case of any Shares or Rights tendered.

    9. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares and/or Rights in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%. All shareholders surrendering Shares and/or Rights pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary).

    Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

    The shareholder is required to give the Depositary the TIN (I.E., social security number or employer identification number) of the record owner of the Shares and Rights. If the Shares or Rights are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

    Certain shareholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to Innisfree M&A Incorporated (the "Information Agent") or to Morgan Stanley & Co. Incorporated (the "Dealer Manager") at their respective addresses listed below. Additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the transfer agent for the Shares, Mellon Investor Services LLC, at (800) 522-6645. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: IN ORDER FOR SHARES TO BE VALIDLY TENDERED PURSUANT TO THE OFFER,
(1) ON OR PRIOR TO THE EXPIRATION DATE (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, MUST BE RECEIVED BY THE DEPOSITARY, OR IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, AN AGENT'S MESSAGE MUST BE RECEIVED BY THE DEPOSITARY, (B) ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY AND (C) EITHER SHARE CERTIFICATES REPRESENTING TENDERED SHARES AND, PRIOR TO THE DISTRIBUTION DATE, RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SUCH SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER AND A BOOK-ENTRY CONFIRMATION MUST BE RECEIVED BY THE DEPOSITARY, OR (2) THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

-------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                   PART 1--PLEASE PROVIDE YOUR TIN             ------------------------
FORM W-9                                     IN THE BOX AT RIGHT AND CERTIFY             SOCIAL SECURITY NUMBER(S)
                                             BY SIGNING AND DATING BELOW.                           OR
DEPARTMENT OF THE TREASURY                                                               ------------------------
INTERNAL REVENUE SERVICE                                                              EMPLOYER IDENTIFICATION NUMBER
                                             ----------------------------------------------------------------------------
                                             PART 2--CERTIFICATES--Under penalties of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or
                                             (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                             that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                             ----------------------------------------------------------------------------
                                             PART 3--/ / Awaiting TIN
                                             PART 4--/ / Exempt
-------------------------------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER                 CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if
IDENTIFICATION NUMBER (TIN)                  you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns.
                                             However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
                                             If you are exempt from backup withholding, check the box in Part 4 above.

                                             SIGNATURE ------------------------------      DATE ------------------

-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary, 31% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified Taxpayer Identification Number within 60 days.

    SIGNATURE ------------------------                       DATE --------------

--------------------------------------------------------------------------------

This Letter of Transmittal (or a facsimile hereof) properly completed and duly executed, together with any required signature guarantees, certificates for shares and/or rights and any other required documents should be sent or delivered by each shareholder or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth below.

                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

              BY MAIL:                           BY HAND:                    BY OVERNIGHT DELIVERY:
              EquiServe                          EquiServe                          EquiServe
    Corporate Actions Department        c/o Securities Transfer and       Corporate Actions Department
           P.O. Box 842010               Reporting Services, Inc.              40 Campanelli Drive
        Boston, MA 02284-2010             Attn: Corporate Actions              Braintree, MA 02184
                                                Department
                                       100 William Street, Galleria
                                            New York, NY 10038

                            ------------------------

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                       [INNISFREE M&A INCORPORATED LOGO]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                 Banks and Brokers Call Collect: (212) 750-5833
                All Others Please Call Toll-Free: (877) 750-5838

                      THE DEALER MANAGER FOR THE OFFER IS:

                                 MORGAN STANLEY

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-6945